Exhibit 99.1

© 2020 Blueprint Medicines Corporation R.S., living with systemic mastocytosis PIONEER clinical trial in indolent systemic mastocytosis PART 1 DATA & PROGRAM UPDATE MARCH 16, 2020

Forward-looking statements 2 This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements regarding the plans, strategies, timelines and expectations of Blueprint Medicines Corporation (the “Company”) for the preclinical and clinical development and commercialization of AYVAKIT™ (avapritinib), pralsetinib, fisogatinib, and BLU-263, including the timing, design, implementation, enrollment, plans and announcement of results regarding Blueprint Medicines’ ongoing and planned clinical trials for avapritinib in SM; plans and timelines for submitting marketing applications for avapritinib and pralsetinib and, if approved, commercializing avapritinib for additional indications or pralsetinib; the potential benefits of any of Company’s current or future approved drugs or drug candidates in treating patients; plans, timelines and expectations for initiating patient screening in Part 2 of the PIONEER trial and for completing enrollment in Part 2 of the PIONEER trial; and Blueprint Medicines’ strategy, goals and anticipated milestones, business plans and focus. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or planned clinical trials or the development of the Company’s drug candidates, including avapritinib for additional indications, pralsetinib, fisogatinib and BLU-263, or the licensed drug candidate; the Company’s advancement of multiple early-stage efforts; the Company’s ability to successfully demonstrate the efficacy and safety of its drug candidates and gain approval of its drug candidates on a timely basis, if at all; the preclinical and clinical results for the Company’s drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of clinical trials or marketing applications; the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing or AYVAKIT; the Company’ ability and plans for maintaining a commercial infrastructure, and successfully launching, marketing and selling its current or future approved drugs; the Company’s ability to successfully expand the approved indications for AYVAKIT or obtain marketing approval for AYVAKIT in additional geographies; the Company’s ability to develop and commercialize companion diagnostic tests for any of Company’s current or future approved drugs or drug candidate; and the success of the Company’s current and future collaborations, partnerships and licenses. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K, as supplemented by its most recent Quarterly Report on Form 10-Q and any other filings it has made or may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that its expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk.

Blueprint Medicines call participants Introduction Kristin Hodous, Sr. Manager, Investor Relations Overview of avapritinib program in SM Jeff Albers, Chief Executive Officer Updated data from Part 1 of the PIONEER trial in indolent SM Brenton Mar, MD, PhD, Senior Medical Director Registration strategy in indolent SM Andy Boral, MD, PhD, Chief Medical Officer Opportunity to deliver therapeutic value to patients with SM Christy Rossi, Chief Commercial Officer Q&A All 3 SM, systemic mastocytosis Not for promotional use.

Target profile of a transformative therapy for systemic mastocytosis 4 Potent inhibitor of KIT D816V, the SM disease driver Improves patient-reported quality of life Reduces mast cell burden Improves disease symptoms to deliver meaningful clinical benefit Not for promotional use. Favorable safety profile supporting chronic treatment

Robust body of data for avapritinib establishes the foundation in SM 1 Presented at American Society of Hematology (ASH) 2016 Annual Meeting. Data cutoff: November 11, 2016. 2 Presented at ASH 2017 Annual Meeting. Data cutoff: October 4, 2017. 3 Presented at ASH 2018 Annual Meeting. Data cutoff: September 30, 2018. 4 European Hematology Association 2019 Congress. Data cutoff: January 2, 2019. 5 ASH 20161 ASH 20172 ASH 20183 EHA 20194 Selected for plenary scientific session Not for promotional use.

Avapritinib is the only highly potent inhibitor of KIT D816V, the common disease driver across systemic mastocytosis



KIT D816V MUTATION ALLELE FRACTION (MAF)[1]
Patients with advanced and non-advanced SM across avapritinib trials (N=115)
~95% of all patients had a ≥25% reduction
% Change from Baseline
60
40
20
0
-20
-40
-60
-80
-100

≥25% reduction in KIT D816V MAF is correlated with improved overall survival in advanced SM[2]

[1] Analysis of trial data from EXPLORER and PATHFINDER (data cutoff: August 30, 2019) and PIONEER (data cutoff: December 27, 2019).
[2] Jawhar, et al. Response and progression on midostaurin in advanced systemic mastocytosis: KIT D816V and other molecular markers. Blood, 2017.

6

blueprint MEDICINES
Not for promotional use.

Systemic mastocytosis represents a substantial portfolio value driver

PORTFOLIO OPPORTUNITIES ACROSS MAJOR MARKETS

GIST OPPORTUNITY

~8,000
patients

SM OPPORTUNITY

~75,000
patients

RET OPPORTUNITY

~10,000
patients

blueprint MEDICINES

Figures are illustrative. Approximate number of patients in major markets (US, EU5 and Japan) based on estimated prevalence for patients with advanced, indolent and smoldering SM and patients with ≥1L MTC with a RET mutation and estimated incidence for patients with ≥3L GIST and PDGFRA mutant GIST and patients with ≥1L NSCLC with a RET fusion.

7

Not for promotional use.

Multiple significant clinical data disclosures planned in 2020 ISM, indolent systemic mastocytosis; GIST, gastrointestinal stromal tumors. MTC, medullary thyroid cancer; NSCLC, non-small cell lung cancer. 8 Q1 2020 Q2 2020 Q3 2020 • Top-line ARROW data for pralsetinib in RET+ NSCLC • Updated PIONEER data for avapritinib in ISM • Top-line VOYAGER data for avapritinib in 3L GIST • Top-line ARROW data for pralsetinib in RET+ MTC • Top-line EXPLORER and PATHFINDER data for avapritinib in advanced SM – Additional medical conference presentations planned throughout 2020 –

PIONEER: A Randomized, Double-Blind, Placebo-Controlled, Phase 2 Study of Avapritinib in Patients with Indolent or Smoldering Systemic Mastocytosis with Symptoms Inadequately Controlled with Standard Therapy American Academy of Allergy Asthma and Immunology Annual Meeting March 16, 2020 Cem Akin, Hanneke Oude Elberink, Jason Gotlib, Vito Sabato, Karin Hartmann, Sigurd Broesby-Olsen, Mariana Castells, Michael W. Deininger, Mark L. Heaney, Tracy I. George, Deepti Radia, Massimo Triggiani, Paul van Daele, Daniel J. DeAngelo, Oleg Schmidt-Kittler, Hui-Min Lin, Andrew Morrison, Brenton Mar, Frank Siebenhaar, Marcus Maurer

10 Disclosures • AYVAKIT™ (avapritinib) is approved by the FDA for the treatment of adults with unresectable or metastatic gastrointestinal stromal tumor (GIST) harboring a platelet-derived growth factor receptor alpha (PDGFRA) exon 18 mutation, including PDGFRA D842V mutations, in the United States. Avapritinib has not been approved by the FDA or any other health authority for use in the United States for any other indication or in any other jurisdiction for any indication. • All data in this presentation are based on a cut-off date of December 27, 2019 unless otherwise specified.

Systemic mastocytosis (SM) is a clonal mast cell (MC) neoplasm driven by KIT D816V Hyperactivation and proliferation Debilitating mediator symptoms in skin, gastrointestinal and neurocognitive areas Significant symptom directed polypharmacy SM Prevalence of ~1:10,000 ~32,000 estimated in US ~5% Advanced SM Organ damage and decreased survival ~95% Non-advanced SM Indolent and Smoldering SM Suffer long-term with significant morbidity and poor quality of life No effective approved therapies to reduce burden of disease KIT D816V 11

Avapritinib targets D816V with objective and symptomatic responses in SM

Highly potent on KIT D816V

Biochemical IC_{50} = 0.27 nM[1]



Highly selective
kinome profile

Objective responses in AdvSM

Phase 1 EXPLORER trial

77% confirmed ORR[2] in Advanced SM at ≥200mg once daily

Responses deepen over time

FDA Breakthrough Designation for AdvSM

Registration-enabling PATHFINDER trial in AdvSM is currently enrolling

Efficacy on AdvSM symptoms

Significant reduction in AdvSM-SAF total symptom score[3]

Potential for **resolution** of mastocytosis in skin[2]


Baseline
On study

Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com)(CSTI). The foregoing website is maintained by CSTI and Blueprint Medicines is not responsible for its content.
AdvSM, advanced systemic mastocytosis; IC50, half-maximal inhibitory concentration; ORR, overall response rate; QD, once daily.

1. Evans EK et al. *Sci Transl Med.* 2017;9:eaao1690. 2. Radia D et al. Presented at the 24th European Hematology Association Congress, Amsterdam, the Netherlands, July 1316, 2019. 3. Gotlib JR et al. *Blood.* 2018;132 (suppl 1):351.

12

Phase 2 PIONEER clinical trial in patients with non-advanced SM

Part 1: Dose Selection (fully enrolled)

Selection of well tolerated long term chronic dose with appropriate benefit-risk for indolent SM



Randomize 1:1:1:1
avapritinib 25 mg QD + BSC (n=10)
avapritinib 50 mg QD + BSC (n=10)
avapritinib 100 mg QD + BSC (n=10)
placebo QD + BSC (n=9)
primary endpoint
determination of RP2D
secondary endpoints
PK, safety, changes in mast cell burden and PROs
rollover
avapritinib at RP2D + BSC
Long term safety and efficacy

After determination of RP2D and analysis of Part 1, Part 2 opens

BSC, best supportive care; PK, pharmacokinetics; PRO, patient-reported outcome; RP2D, recommended part 2 dose.

PIONEER 13

ECOG, Eastern Cooperative Oncology Group TSS, total symptom score; WHO, World Health Organization. 14 Phase 2 PIONEER clinical trial in patients with non-advanced SM Part 2: Pivotal Efficacy (pending) Registration-enabling portion powered to demonstrate efficacy over placebo primary endpoint secondary endpoints PK, safety, changes in mast cell burden and other PROs avapritinib at RP2D + BSC placebo QD + BSC efficacy by TSS change Randomize avapritinib at RP2D + BSC rollover Long term safety and efficacy Key Eligibility Criteria • Age ≥18 years, ECOG performance status 0–2 • Indolent SM confirmed by central pathology review of bone marrow biopsy, according to WHO criteria • Moderate-to-severe symptoms based on minimum mean TSS over the 14-day eligibility screening period despite ≥2 classes of best supportive care (BSC) medications

Baseline patient and disease characteristics

	All doses (N=39)
Patient Demographics	
Age (years), Median (range)	51 (21–75)
Sex, n (%), Female	30 (77)
ECOG PS, n (%), 0	12 (31)
1	19 (49)
2	8 (21)
Mast Cell Burden	
Central diagnosis of indolent ISM, n (%)	39 (100)
Tryptase (central), ng/mL, Mean (SD)	84 (101)
Median (range)	45 (6–416)
<11.4 ng/mL, n (%)	3 (8)
11.4 to 20 ng/mL, n (%)	6 (15)
>20 ng/mL, n (%)	30 (77)
Bone marrow core biopsy MC (central), %	
Mean (SD)	16 (16)
Median (range)	10 (1–60)
MC aggregates present, %	90

KIT D816V mutation	Local[a]	Central NGS[b]	Central ddPCR[c]
n (%) detected	31 (80)	11 (28)	37 (95)
Median MAF, % (range)	-	11 (1.9-31)	0.36 (0.0-30)

	All doses (N=39)
SM Therapy, n (%)	
Prior cytoreductive therapy	6 (16)
Midostaurin, imatinib, dasatinib, masitinib	5 (13)
Interferon alfa	1 (3)
Baseline Supportive Care Meds, median (range)	4 (2-9)
H1 blockers	37 (95)
H2 blockers	30 (77)
Leukotriene receptor antagonists	23 (59)
Proton pump inhibitors	18 (46)
Cromolyn sodium	12 (31)
Corticosteroids	6 (15)
Omalizumab	9 (23)
Patient Disposition	
Weeks on study, median (range)	18 (1–36)
Still on study, n (%)	37 (95)
Discontinued study, n (%)	2 (5)
Patient decision, n	1
Protocol non-compliance, n	1

All data in this presentation are based on a cut-off of December 27, 2019 unless otherwise specified.

[a]Local quantitative and qualitative KIT testing of bone marrow and/or blood, various methods and sensitivities. [b]NGS=next generation sequencing targeted myeloid panel (central) in blood, algorithmic calling sensitivity to 1.9% MAF; [c]digital droplet PCR in blood (central), sensitivity to 0.02% MAF, detected: positive at screening or C1D1, Median MAF and range at C1D1 in those with any detection.
C1D1, cycle 1 day 1; ISM, indolent systematic mastocytosis; MAF, mutation allele fraction; MC, mast cells; PS, performance status; SD, standard deviation

15

ISM-SAF, a reliable construct valid patient reported outcomes tools for ISM

ISM-Symptom Assessment Form (SAF)

- Clinical benefit measure and primary endpoint for PIONEER trial
- Designed with input from disease experts, patients and regulatory authorities to support regulatory approval

<table>
<tr><th colspan="3">ISM-SAF</th></tr>
<tr><th>Symptom</th><th>Score</th><th>Groups</th></tr>
<tr><td>Abdominal pain</td><td rowspan="11">Scored 0 – 10 daily (24 hour recall) on a handheld device

0 is no symptoms
10 is worst

Analyzed as a 14-day moving average</td><td rowspan="3">GI
(0 – 30)</td></tr>
<tr><td>Diarrhea</td></tr>
<tr><td>Nausea</td></tr>
<tr><td>Spots</td><td rowspan="3">Skin
(0 – 30)</td></tr>
<tr><td>Itching</td></tr>
<tr><td>Flushing</td></tr>
<tr><td>Brain Fog</td><td rowspan="3">Neurocognitive
(0 – 30)</td></tr>
<tr><td>Headache</td></tr>
<tr><td>Dizziness</td></tr>
<tr><td>Bone pain</td><td rowspan="2"></td></tr>
<tr><td>Fatigue</td></tr>
</table>

Total Symptom Score (0-110)

GI, gastrointestinal; ISM, indolent SM.
1. Shields A et al. *Value Health.* 2019;22 (suppl 3):S867-868.

16

Significant baseline sign and symptom burden in patients enrolled on PIONEER • Every patient with significant symptom burden at baseline • Most severe symptoms in the 14 days prior to dosing were fatigue, brain fog, flushing and spots • >99% daily adherence to ISM-SAF entry by patients • Mean Total Symptom Score: 53 17

18 MC-QOL, a Quality of Life questionnaire for patients with ISM • A quality of life tool developed for mastocytosis • 27 questions across 4 domains: Skin, Symptoms, Social Life/Functioning and Emotions • 2 week recall, performed at every study visit • Each domain with 3 to 9 symptoms, each domain score and Mc-QoL total score scaled to 0-100 Mastocytosis Quality of Life (MC-QoL) Questionnaire1 Mean MC-QoL Total Score: 60 .. 1. Siebenhaar F et al. Allergy. 2016;71:869-87.

Well tolerated safety profile across all doses with no grade 3 AEs at 25 mg AE in >15% of placebo or avapritinib arms avapritinib Preferred term Placebo n=9 25 mg n=10 50 mg n=10 100 mg n=10 % of subjects with ≥1 AE any grade grade 3 any grade grade 3 any grade grade 3 any grade grade 3 89 22 100 0 80 20 90 40 Nausea 22 0 10 0 60 10 40 0 Dizziness 22 0 30 0 30 0 40 0 Headache 11 0 30 0 30 10 30 10 Diarrhea 11 0 0 0 40 10 30 10 Fatigue 11 0 40 0 10 0 10 0 Face edema 0 0 10 0 0 0 40 0 Peripheral edema 0 0 10 0 20 0 20 0 Periorbital edema 0 0 0 0 20 0 30 0 Bone Pain 22 0 0 0 0 0 0 0 • No grade 4 or 5 AEs on study • No patients discontinued treatment due to AE or progression to AdvSM • No neutropenia, anemia, thrombocytopenia or intracranial bleeding • One grade 3 cognitive disorder in the 100 mg cohort resolved following dose modification; patient remains on treatment at 25 mg AE, adverse event 19

Avapritinib significantly improves overall SM symptoms compared to placebo • ~30% mean symptom reduction at 16 weeks in avapritinib treated patients measured by ISM-SAF TSS • ~3% mean symptom reduction in placebo • Difference is statistically significant (p=0.001) at 16 weeks of therapy n is number dosed in each cohort -6 0 -5 0 -4 0 -3 0 -2 0 -1 0 0 1 0 2 0 W e e k s I S M - S A F T o t a l S y m p t o m S c o r e m e a n % c h a n g e f r o m b a s e l i n e p la c e b o (n = 9 ) a v a p ritin ib a ll d o s e s (n = 3 0 ) 0 4 8 12 16 9 5 % c o n fid e n c e in te rv a l 20

21 Avapritinib 25 mg QD achieves similar reduction to 100 mg QD by week 16 • 25 mg QD demonstrates similar % reduction in mean symptom burden to 100 mg dose at week 16 avapritinib 25 mg QD selected as the RP2D 25 mg dose provided similar mean improvements as higher doses with better tolerability -5 0 -4 0 -3 0 -2 0 -1 0 0 1 0 W e e k s I S M - S A F T o t a l S y m p t o m S c o r e m e a n % c h a n g e f r o m b a s e l i n e 0 4 8 12 16 a v a p ritin ib 2 5 m g (n = 1 0 ) p la c e b o (n = 9 ) -5 0 -4 0 -3 0 -2 0 -1 0 0 1 0 W e e k s m e a n % c h a n g e f r o m b a s e l i n e 0 4 8 12 16 a v a p ritin ib 5 0 m g (n = 1 0 ) p la c e b o (n = 9 ) -5 0 -4 0 -3 0 -2 0 -1 0 0 1 0 W e e k s m e a n % c h a n g e f r o m b a s e l i n e 0 4 8 12 16 a v a p ritin ib 1 0 0 m g (n = 1 0 ) p la c e b o (n = 9 ) n is number dosed in each cohort 25 mg QD 50 mg QD 100 mg QD

22 Avapritinib 25 mg QD achieves symptom reduction in GI, Skin and Neurocognitive symptom groups compared to placebo placebo avapritinib 25 mg QD

Avapritinib 25 mg QD improves most bothersome symptom group


Most Bothersome Symptom Group at Baseline
mean % change from baseline
0
-10
-20
-30
-40
-50
0
4
8
12
16
Weeks
placebo (n=9)
avapritinib 25 mg (n=10)

- Improvements in most bothersome symptom group at baseline for each patient
- The most bothersome symptom group for these patients were:
  - 47.4% Skin
  - 47.4% Neurocognitive
  - 5.2% GI

23

24 Avapritinib 25mg QD improves individual symptoms compared to placebo placebo avapritinib 25 mg QD

Improvements in Quality of Life with avapritinib 25mg QD by MC-QoL


MC-QoL total score
MC-QoL Total Score
Mean % change from baseline
10
0
-10
-20
-30
-40
-50
0
4
8
12
16
Weeks
placebo (n=9)
avapritinib 25mg (n=10)


placebo
Symptoms
80
70
60
50
40
30
20
10
Skin
Social Life Functioning
Emotions
avapritinib 25 mg QD
Symptoms
80
70
60
50
40
30
20
10
Skin
Social Life Functioning
Emotions
Mean Domain Scores
Baseline
Week 16

25

26 Objective reductions in mast cell burden at 25 mg vs placebo *Bone marrow MC assessment in SM may have variability in sampling due to patchy nature of disease. No patient on study has progressed to advanced disease. #patient received high dose IV steroids. # # #

• Avapritinib treatment results in a statistically significant reduction in total symptom score at 16 weeks • Avapritinib has a favorable safety profile in patients with indolent SM, supporting further evaluation of a chronic dosing regimen • 95% of patients remain on study, with no discontinuations for AEs • No grade ≥3 AEs occurred in the 25 mg QD cohort • Avapritinib 25 mg QD achieves clinically meaningful improvements at 16 weeks and is the recommended part 2 dose • Reductions in bone marrow MC burden, serum tryptase and blood KIT D816V allele fraction • Improvements in clinical outcomes, as measured by ISM-SAF total symptom score and all symptom domain scores, at week 16 • Improvements in quality of life, as measured by MC-QoL overall score and all domain scores, at week 16 • Part 2 of the registration-enabling PIONEER study is anticipated to initiate patient screening in June 2020 27 Conclusions

Registration strategy in indolent SM Andy Boral, MD, PhD, Chief Medical Officer

Blueprint Medicines is pioneering the path to registration in indolent SM Lowest effective dose to enable chronic treatment Validated, clinically important outcome measures Efficient registration-enabling clinical trial design Not for promotional use. 29

Safety results for avapritinib 25mg QD are similar to placebo at 16 weeks 30 AE in >15% of placebo or avapritinib arms avapritinib Preferred term Placebo n=9 25 mg n=10 % of subjects with ≥1 AE any grade grade 3 any grade grade 3 89 22 100 0 Nausea 22 0 10 0 Dizziness 22 0 30 0 Headache 11 0 30 0 Diarrhea 11 0 0 0 Fatigue 11 0 40 0 Face edema 0 0 10 0 Peripheral edema 0 0 10 0 Periorbital edema 0 0 0 0 Bone Pain 22 0 0 0 AVAPRITINIB 25 MG QD • No patients had serious AEs o 2 patients treated with placebo had serious AEs, 1 with psychogenic seizure and 1 with diffuse cutaneous mastocytosis • No patients had dose modifications • No patients discontinued due to AEs Not for promotional use. Data presented in March 2020 at AAAAI annual meeting. Data cutoff: December 27, 2019.

The ISM-SAF and MC-QoL outcome measures are highly correlated Data cutoff: December 27, 2019. 31 Correlation from baseline to Week 16 • Pearson correlation co-efficient: 0.65 • Spearman correlation co-efficient: 0.69 Mean change in ISM-SAF TSS and MC-QoL (All avapritinib cohorts versus placebo) MC-QoL – placebo ISM-SAF TSS – placebo ISM-SAF TSS – all avapritinib MC-QoL – all avapritinib Not for promotional use. C1 C2 C3 C4 C5 Visit -50 -40 -30 -20 -10 0 10 20 30 40 % c h a n g e f r o m b a s e l i n e 4.MC-QoL-All ava 3.MC-QoL-Placebo 2.ISMSAF-All ava 1.ISMSAF-Placebo 4.MC-QoL-All ava 3.MC-QoL-Placebo 2.ISMSAF-All ava 1.ISMSAF-Placebo mean % change from baseline in TSS and MC-QoL - Ava group vs Placebo 0 4 8 12 16 Weeks

Avapritinib 25 mg QD improves all quality of life domains measured by the MC-QoL by 16 weeks Data cutoff: December 27, 2019. 32 Not for promotional use. Avapritinib 25 mg QD Placebo -38.5 -50.0 -45.5 -26.8 -0.1 1.7 12.7 -4.2

Avapritinib 25 mg QD demonstrates clinically meaningful changes in disease severity, as measured by the MC-QoL


MC-QoL DISEASE SEVERITY[1,2]
(Baseline to Week 16)
Severe
Affected multiple times per day
Moderate
Affected multiple times per week
Mild
Affected multiple times per month
Avapritinib 25 mg QD (n=7)
Placebo (n=6)
= Baseline
= Week 16

Avapritinib 25 mg QD

- 71% with mild disease at 16 weeks
- 86% improved

Placebo

- 0% with mild disease at 16 weeks
- 50% worsened

[1] PIONEER trial analysis of patients with MC-QoL responses at baseline and 16 weeks. Data cutoff: December 27, 2019. [2] Siebenhaar, et al. Development and Validation of the Mastocytosis Quality of Life Questionnaire: MC-QoL. Allergy, 2016.

blueprint MEDICINES

Not for promotional use.

33

36 year old female with ISM previously diagnosed with cutaneous mastocytosis Rear right leg At week 24 Baseline Abdomen 0 4 8 1 2 1 6 2 0 2 4 0 2 0 4 0 6 0 8 0 0 2 0 4 0 6 0 8 0 1 0 0 W e e k s S c o r e S e r u m T r y p t a s e ( n g / m L ) IS M -S A F T S S T ry p ta se M C -Q o L T o ta l At Baseline • Cutaneous lesions with flaring and itching • Diarrhea, abdominal pain, bloating • History of anaphylaxis with facial swelling and throat closing • Loratidine qAM, cetirizine qPM, ranitidine BID, cromalyn QID On avapritinib 25 mg QD at week 24 • Eliminated MC aggregates, tryptase -82%, KIT D816V -40% • Now minimal GI issues, skin improvement • Only one related AE of dry eye (grade 1) -52% -31% -64% -71% -82% 34

Next steps for PIONEER trial of avapritinib in indolent SM 35 RP2D 25 mg QD PIONEER Registration-enabling Part 2 Planned initiation June 2020 PIONEER Dose-finding Part 1 Complete Change in ISM-SAF total symptom score PIONEER REGISTRATION-ENABLING PART 2 Design: Randomized, double-blind, placebo-controlled treatment period, followed by open-label expansion Key endpoints: ISM-SAF total symptom score (primary), measures of mast cell burden, quality of life, concomitant medications Sample size: ≤200 patients Duration: ~6 months Timeline: Plan to initiate patient screening in June 2020 and complete enrollment by the end of 2020 Not for promotional use.

Opportunity to deliver therapeutic value to patients with SM Christy Rossi, Chief Commercial Officer

Systemic mastocytosis is a rare disease with high medical need and a population size comparable to cystic fibrosis and hemophilia

Systemic Mastocytosis	Cystic Fibrosis	Hemophilia
~32,000 patients in the U.S.[1]	**~30,000 patients** in the U.S.[2]	**~20,000 patients** in the U.S.[3]
	~$4.0 billion Vertex Pharmaceuticals global CF product revenues in 2019[4]	**~$4.6 billion** Overall estimated U.S. hemophilia product revenues in 2018[5]

[1] Based on estimated prevalence for advanced, indolent and smoldering SM. [2] Cystic Fibrosis Foundation website. Available at: www.cff.org/What-is-CF/About-Cystic-Fibrosis. [3] National Hemophilia Foundation website. Available at: www.hemophilia.org/Bleeding-Disorders/Types-of-Bleeding-Disorders/Hemophilia-A. [4] Vertex Pharmaceuticals Inc. press release on January 30, 2020. [5] "A look at hemophilia drug prices and the market." Biospace. Available at: www.biospace.com/article/a-look-at-hemophilia-drug-prices-and-the-market. July 3, 2018. CF, cystic fibrosis. CF and hemophilia product revenues included for illustration purposes only.

37

Most patients with ISM experience debilitating symptoms that profoundly impact their quality of life 1 Review of patient medical histories for PIONEER trial placebo cohort. 2 Data cutoff: December 27, 2019. 38 At baseline, patients in PIONEER had multiple unresolved morbidities related to their ISM:1 89% had gastrointestinal disorders 67% had nervous system disorders 67% had skin or subcutaneous tissue disorders 55% had musculoskeletal or connective tissue disorders Not for promotional use. ISM symptoms have a profound impact on patient quality of life:2 MC-QoL Questionnaire (n=39) Mean baseline total score: 60

Management of ISM often requires extensive healthcare system utilization

- **1/3** of patients visited a doctor more than 10 times in the past year[1]
- **75%** of patients have taken ≥4 classes of drugs[1]
- **77%** of patients have been prescribed and **60%** carry self-injectable epinephrine at all times[2]

Symptoms result in need for urgent and/or inpatient hospital care[1]


Has the participant ever been admitted to the ER due to their mastocytosis?
Advanced SM
92%
ISM/SSM
58%

[1] Mast Cell Connect registry data on file. Enrollment initiated December 1, 2015. Data cutoff: August 20, 2019.
[2] Jennings S et al. J Allergy Clin Immunol Pract. 2014;2(1):70-76.

39

Not for promotional use.

Finding patients is about looking for them 40 German Registry on Disorders of Eosinophils and Mast Cells; Schwaab et al., DGHO 2019; Graphic courtesy of Andreas Reiter.  Mannheim Aachen German experience: SM patients are found near centers with capacity to diagnose We are now actively engaging to enable patient identification globally Hallmark SM signs and symptoms: skin lesions, anaphylaxis, GI distress Serum tryptase KIT D816V mutational testing with high-sensitivity assay Not for promotional use.

Avapritinib is the only highly potent inhibitor of KIT D816V, the genetic driver of SM, and has an unparalleled clinical profile Data reported at AAAAI Annual Meeting in March 2020. Data cutoff: December 27, 2019. 41 -5 0 -4 0 -3 0 -2 0 -1 0 0 1 0 W e e k s I S M - S A F T o t a l S y m p t o m S c o r e m e a n % c h a n g e f r o m b a s e l i n e 0 4 8 12 16 a v a p ritin ib 2 5 m g (n = 1 0 ) p la c e b o (n = 9 ) -5 0 -4 0 -3 0 -2 0 -1 0 0 1 0 W e e k s M C - Q o L T o t a l S c o r e M e a n % c h a n g e f r o m b a s e l i n e p la c e b o (n = 9 ) a v a p ritin ib 2 5 m g (n = 1 0 ) 0 4 8 12 16 Reduces mast cell burden Improves disease symptoms Improves quality of life KIT D816V mutant allele fraction ISM-SAF total symptom score MC-QoL total score Favorable safety profile for once-daily oral avapritinib 25 mg supports evaluation of chronic treatment Not for promotional use.

Questions & answers

DISCOVERY
EARLY-STAGE DEVELOPMENT
LATE-STAGE DEVELOPMENT
REGULATORY SUBMISSION
APPROVED
Avapritinib (KIT & PDGFRA)
PDGFRA GIST[1,2,3]
MAA
U.S.
4L GIST[1,2]
NDA
3L GIST[1,2]
NDA
2L GIST[1,2]
Advanced SM[2]
NDA
Indolent SM[2]
Pralsetinib (RET)
2L RET+ NSCLC[1,2]
NDA[4] / MAA
1L RET+ NSCLC[1,2]
EGFR+ NSCLC (+osimertinib)[1,2]
2L MTC[1,2]
NDA
1L MTC[1,2]
Other RET-altered solid tumors[1,2]
Fisogatinib (FGFR4)
Advanced HCC[2]
Advanced HCC (+CS-1001)[2]
BLU-263 (KIT)
Indolent SM
BLU-945 (EGFR+ triple mutant)
EGFR+ NSCLC[1]
(EGFR+ double mutant)
EGFR+ NSCLC[1]
(2 undisclosed targets)
(MAP4K1)[5]
(3 undisclosed immunokinase targets)[5]
ongoing or completed
planned

1. Unresectable or metastatic disease. 2. CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib, pralsetinib and fisogatinib in Mainland China, Hong Kong, Macau and Taiwan. Blueprint Medicines retains all rights in the rest of the world. 3. Approved in the U.S. for the treatment of adults with unresectable or metastatic GIST harboring a PDGFRA exon 18 mutation, including PDGFRA D842V mutations. The proposed MAA indication is unresectable or metastatic GIST harboring a PDGFRA D842V mutation. 4. Expect to complete rolling NDA in March 2020. 5. In collaboration with Roche. Blueprint Medicines has U.S. commercial rights for up to two programs. Roche has worldwide commercialization rights for up to two programs and ex-U.S. commercialization rights for up to two programs. 1L, first-line; 2L, second-line; 3L, third-line; 4L, fourth-line; GIST, gastrointestinal stromal tumors; HCC, hepatocellular carcinoma; MAA, marketing authorization application; MTC, medullary thyroid cancer; NDA, new drug application; NSCLC, non-small cell lung cancer.

Not for promotional use.

43